                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------


                                     SPECIAL
                                    EQUITIES
                                      FUND





                                  ANNUAL REPORT


                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                 Gail D. Fosler*
                                  Bayard Henry*
                               Richard S. Scipione
                               Edward J. Spellman*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                 Susan S. Newton
           Vice President, Assistant Secretary and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                               INDEPENDENTAUDITORS
                                Ernst & Young llp
                              200 Clarendon Street
                           Boston, Massachusetts 02116


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

[A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/EDWARD J. BOUDREAU JR.
-------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             BY MICHAEL P. DICARLO,
                   CHIEF EQUITY OFFICER AND PORTFOLIO MANAGER

                                  JOHN HANCOCK
                              SPECIAL EQUITIES FUND

           Growth stocks deliver earnings, outperform broader market;
                        technology stocks lead the pack


Declining interest rates, low inflation and steady corporate earnings helped drive stocks sharply higher during the year. Growth stocks, because they produced especially strong earnings in a generally weaker economy, drew attention from Wall Street and outpaced the broader market. Among the leading performers during the period were fast-growing small-company stocks -- many of them technology stocks -- that are the focus of the Fund's investment strategy.

   Returns were gratifying, marking a sharp turnaround from the previous fiscal year. The Fund not only performed well in absolute terms, it also outpaced the competition. For the year that ended October 31, 1995, Class A, Class B and Class C shares of John Hancock Special Equities Fund had total returns at net asset value of 37.49%, 36.57% and 38.27%, respectively, compared to 22.72% for the average small-company growth fund, according to Lipper Analytical Services.1

TECHNOLOGY DRIVES PERFORMANCE

It's no accident that about 40% of the Fund's assets -- including many of its largest investments and most impressive performers -- were technology stocks. We consider ourselves bottom-up investors. If a stock meets one of our most important criteria -- that is, if it has the potential to deliver 25% growth in both revenues and earnings -- we'll buy it, no matter what sector it's in. Still, it happens from time to time that broad social and economic forces

                                   [CAPTION]

"AMONG THE LEADING PERFORMERS ...WERE FAST-GROWING SMALL-COMPANY STOCKS..."

[A 2" x 3" photo of Michael DiCarlo at bottom right. Caption reads: "Michael P. DiCarlo, Portfolio Manager."]

                   John Hancock Funds - Special Equities Fund


TOP FIVE COMMON STOCK HOLDINGS

  1. AMERICA ONLINE 5.1%

  2. NETSCAPE 3.9%

  3. UUNET 3.3%

  4. ELECTRONICS FOR IMAGING 3.2%

  5. CUC INTERNATIONAL 3.0%

As a percentage of net assets on October 31, 1995

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) America Online 5.1% 2) Netscape 3.9% 3) UUNET 3.3% 4) Electronics for Imaging 3.2% 5) CUC International 3.0%. A footnote below reads "As a percentage of net assets on October 31, 1995."

propel whole sectors of the market to outstanding performance levels, and that's certainly been the case lately with technology stocks. The evidence is everywhere: in the explosion in multimedia computing; in the way semiconductors have found their way into whole new categories of products; in the introduction of Windows 95, which has increased demand for sophisticated computer hardware and, broadly speaking, in the fact that during the 1990s, the United States has defied all expectations by regaining its position as the world's low-cost producer, mainly due to productivity gains tied to technology.

   The Fund's largest investment, as well as the stock with the greatest positive impact on performance during the Fund's fiscal year, was America Online
(AOL). By targeting mainstream consumers, AOL has emerged as the fastest growing distributor of on-line computer services. Netscape, the Fund's second largest investment at the end of the period, designs a powerful software program for navigating the Internet. We bought Netscape at the initial public offering price of $28 this past summer and continued buying as the stock rose sharply on a wave of investor enthusiasm. Netscape shares were trading at close to $100 at the end of the period. Other major technology investments included Electronics For Imaging, a desktop publishing software company; Cypress Semiconductor, a leading manufacturer and Novellus Systems, which makes equipment for making semiconductors and has profited from an industry-wide push to increase capacity.

CONSUMER DISCRETIONARY

In our view, a broad, new category of stocks has been created by today's economy. We call it "consumer discretionary." It includes traditional sectors such as retail, consumer products and communications, which are well-represented in the Fund. Together these consumer-focused companies account for close to 30% of the Fund's assets, depending on how we categorize individual stocks. AOL for example, as the McDonald's of the on-line services, may belong here rather than with the technology stocks. Another example is CUC International, an on-line retailer that has just launched an Internet shopping service.

   Tommy Hilfiger, an apparel manufacturer with a strong retail presence, was among the largest investments in this category, and the Fund's tenth largest holding overall. It has also been one of the Fund's solid performers. With its extensive line of casual clothing, Tommy Hilfiger has profited from "casual Fridays" and other expressions of relaxed dress standards in Corporate America. Recently Tommy Hilfiger has

                                   [CAPTION]

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) America Online 5.1% 2) Netscape 3.9%
3) UUNET 3.3% 4) Electronics for Imaging 3.2% 5) CUC International 3.0%. A footnote below reads "As a percentage of net assets on October 31, 1995."

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is America Online followed by an up arrow and the phrase "Captures mainstream subscribers." The second listing is Netscape followed by an up arrow and the phrase "Wave of interest in Internet." The third listing is Coventry Corp. followed by a down arrow and the phrase "High medical loss ratio for HMO" Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]

        "...ABOUT 40% OF THE FUND'S ASSETS ... WERE TECHNOLOGY STOCKS."

                   John Hancock Funds - Special Equities Fund

--------------------------------------------------------------------------------

begun leveraging its strong market presence by putting its name on ties, underwear, suits and fragrances. Seattle Filmworks is an established mail-order film processing company that now offers consumers the option of developing pictures on a disk so that they can be viewed and organized on a computer.

HEALTH-CARE RESULTS MIXED

More than 10% of the Fund's assets at the end of the period were invested in health-care stocks, with mixed results. Most were companies in a position to profit from the drive to contain costs, a mission which the government seems to have relegated to the private sector. They include medical device manufacturers such as i-Stat, makers of a blood-testing tool that's not only cheaper than traditional means, but also more accurate. The Fund's most disappointing investment recently has been Coventry, an HMO with facilities in Florida, Pennsylvania and other Eastern and Midwestern states. We think it's a terrific company, and it's growing fast, but an unexpectedly high medical loss ratio has sent the stock tumbling 17% year-to-date. We've reduced our holdings as a result.

OUTLOOK

After the kind of year we've had, it would be sensible for shareholders to lower their expectations going forward. That said, the climate for small-company growth stocks remains attractive. Positive factors include a market-friendly Congress, which seems poised to deliver both a capital-gains tax cut and looser regulations concerning IRAs; a slowing economy, in which growth companies have the potential to deliver better earnings than so-called cyclical companies; and a downturn in market sentiment, which often precedes a market rally. Finally, history tells us that stock prices follow earnings. By taking a disciplined approach that focuses on companies across all sectors with the strongest potential for earnings growth, we hope to continue delivering attractive results for long-term investors through good climates and bad.

-------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart there are four solid bars. The first represents the 37.49% total return for the John Hancock Special Equities Fund, Class A. The second represents the 36.57% total return for John Hancock Special Equities Fund, Class B. The third represents the 38.27% total return for John Hancock Special Equities Fund, Class C. The fourth represents the 22.72% total return for the average small-company growth fund. A footnote below reads: "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

                                   [CAPTION]

"...THE CLIMATE FOR SMALL-COMPANY GROWTH STOCKS REMAINS ATTRACTIVE."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return is a performance measure that equals the sum of all dividend and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for information on the risks associated with emerging growth stock investments.

-------------
Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.


                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                           ONE     FIVE         TEN
                                           YEAR    YEARS       YEARS
                                           ----    -----       -----
John Hancock Special Equities
     Fund: Class A                         37.28%  338.80%     399.77%

John Hancock Special Equities
     Fund: Class B                         38.43%   73.67%(1)    N/A

John Hancock Special Equities
     Fund: Class C                         45.34%   49.73%(2)    N/A

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                           ONE     FIVE         TEN
                                           YEAR    YEARS       YEARS
                                           ----    -----       -----

John Hancock Special Equities
     Fund: Class A                         37.28%   34.42%      17.46%

John Hancock Special Equities
     Fund: Class B                         38.43%   23.75%(1)    N/A

John Hancock Special Equities
     Fund: Class C                         45.34%   21.42%(2)    N/A


                              NOTES TO PERFORMANCE

(1) Class B shares started on March 1, 1993.

(2) Class C shares started on September 1, 1993.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Special Equities Fund would be worth on October 31, 1995, assuming either you had invested on the day each class of shares started or have been for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell 2000 Index. This Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2000 stocks of U.S.-domiciled companies whose common stock traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.

[Special Equities Fund
Class A shares

Line chart with the heading Special Equities: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on April 20, 1985, before sales charge, and is equal to $51,529 as of October 31, 1995. The second line represents the Special Equities Fund after sales charge and is equal to $48,990 as of October 31, 1995. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $42,070 as of October 31, 1995. The fourth line represents the value of the Russell 2000 Index and is equal to $30,601 as of October 31, 1995.]


[Special Equities Fund
Class B shares

Line chart with the heading Special Equities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund on March 3, 1993, before contingent deferred sales charge, and is equal to $17,732 as of October 31, 1995. The second line represents Special Equities Fund after contingent deferred sales charge and is equal to $17,432 as of October 31, 1995. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $14,102 as of October 31, 1995. The fourth line represents the value of the Russell 2000 Index and is equal to $13,879 as of October 31, 1995.]


[Special Equities Fund
Class C shares

Line chart with the heading Special Equities Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the hypothetical $10,000 investment made in the Special Equities Fund on September 1, 1993, and is equal to $15,034 as of October 31, 1995. The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,297 as of October 31, 1995. The fourth line represents the value of the Russell 2000 Index and is equal to $12,438 as of October 31, 1995.]

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $631,871,804)......................      $  939,645,456
   Short-term notes (cost - $18,298,067)....................          18,298,067
   Joint repurchase agreement (cost - $48,750,000) .........          48,750,000
   Corporate savings account................................             701,702
                                                                  --------------
                                                                   1,007,395,225
  Receivable for shares sold................................           3,694,526
  Receivable for investments sold...........................          26,705,928
  Interest receivable.......................................               8,292
  Dividends receivable......................................               8,000
                                                                  --------------
                    Total Assets............................       1,037,811,971
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased............................             603,440
  Payable for investments purchased.........................          11,428,592
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ....................................           1,274,959
  Accounts payable and accrued expenses.....................             214,815
                                                                  --------------
                    Total Liabilities.......................          13,521,806
                    ------------------------------------------------------------

NET ASSETS:
  Capital paid-in...........................................         693,050,656
  Accumulated net realized gain on investments .............          23,465,857
  Net unrealized appreciation of investments ...............         307,773,652
                                                                  --------------
                    Net Assets..............................      $1,024,290,165
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value)

  Class A - $555,655,382/ 25,080,561........................      $        22.15
  ==============================================================================
  Class B - $454,934,305/ 20,862,546........................      $        21.81
  ==============================================================================
  Class C - $13,700,478/ 611,672............................      $        22.40
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - $(22.15 x 105.26)%..............................      $        23.32
  ==============================================================================

---------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................           $  3,344,079
  Dividends..............................................                 79,312
                                                                    ------------
                                                                       3,423,391
                                                                    ------------
  Expenses:
   Investment management fee - Note B....................              5,538,912
   Distribution/service fee - Note B
     Class A.............................................              1,163,909
     Class B.............................................              2,792,602
   Transfer agent fee - Note B...........................              1,894,790
   Registration and filing fees..........................                219,795
   Custodian fee.........................................                133,764
   Printing..............................................                 85,591
   Trustees' fees........................................                 56,131
   Auditing fee..........................................                 35,000
   Miscellaneous.........................................                 32,454
   Legal fees............................................                 21,991
                                                                    ------------

                    Total Expenses.......................             11,974,939
                    ------------------------------------------------------------
                    Net Investment Loss..................             (8,551,548)
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold. ................             49,485,997
  Change in net unrealized appreciation/depreciation
    of investments ......................................            186,642,714
                                                                    ------------
                    Net Realized and Unrealized
                    Gain on Investments .................            236,128,711
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...........           $227,577,163
                    ============================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    YEAR ENDED OCTOBER 31,
                                                                                         ------------------------------------------
                                                                                              1995                       1994
                                                                                         ---------------            ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss ........................................................           $    (8,551,548)           $    (7,073,460)
  Net realized gain (loss) on investments sold ...............................                49,485,997                (20,708,728)
  Change in net unrealized appreciation/depreciation of investments ..........               186,642,714                 29,140,783
                                                                                         ---------------            ---------------
   Net Increase in Net Assets Resulting from Operations ......................               227,577,163                  1,358,595
                                                                                         ---------------            ---------------
FROM FUND SHARE TRANSACTIONS -- NET* .........................................               286,986,120                 50,457,201
                                                                                         ---------------            ---------------
NET ASSETS:
  Beginning of period ........................................................               509,726,882                457,911,086
                                                                                         ---------------            ---------------
  End of period ..............................................................           $ 1,024,290,165            $   509,726,882
                                                                                         ===============            ===============

* ANALYSIS OF FUND SHARE TRANSACTIONS:


                                                                                YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------------
                                                                 1995                                         1994
                                                 ------------------------------------          ------------------------------------
CLASS A                                               SHARES                AMOUNT                SHARES                  AMOUNT
                                                 -------------          -------------          -------------          -------------
  Shares sold ..........................            30,038,347          $ 583,642,775             15,399,407          $ 233,394,230
  Less shares repurchased ..............           (24,245,104)          (469,112,794)           (14,507,334)          (219,847,278)
                                                 -------------          -------------          -------------          -------------
  Net increase .........................             5,793,243          $ 114,529,981                892,073          $  13,546,952
                                                 =============          =============          =============          =============


CLASS B
  Shares sold ..........................            14,217,398          $ 274,338,380              4,220,733          $  63,417,649
  Less shares repurchased ..............            (5,376,470)          (105,131,366)            (2,043,273)           (30,587,828)
                                                 -------------          -------------          -------------          -------------
  Net increase .........................             8,840,928          $ 169,207,014              2,177,460          $  32,829,821
                                                 =============          =============          =============          =============
CLASS C
  Shares sold ..........................               242,819          $   4,518,410                318,075          $   4,881,336
  Less shares repurchased ..............               (70,748)            (1,269,285)               (54,405)              (800,908)
                                                 -------------          -------------          -------------          -------------
  Net increase .........................               172,071          $   3,249,125                263,670          $   4,080,428
                                                 =============          =============          =============          =============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                        --------------------------------------------------------------------------
                                                           1995             1994             1993             1992          1991
                                                        -----------      -----------      -----------       --------      --------
CLASS A
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period ................  $     16.11      $     16.13      $     10.99       $   9.71      $   4.97
                                                        -----------      -----------      -----------       --------      --------
 Net Investment Loss (a) .............................        (0.18)(b)        (0.21)(b)        (0.20)(b)      (0.19)(b)     (0.10)
 Net Realized and Unrealized Gain on Investments .....         6.22             0.19             5.43           2.14          4.84
                                                        -----------      -----------      -----------       --------      --------
   Total from Investment Operations ..................         6.04            (0.02)            5.23           1.95          4.74
                                                        -----------      -----------      -----------       --------      --------
 Less Distributions:
 Distributions from Net Realized Gain on
   Investments Sold ..................................         --               --              (0.09)         (0.67)         --
                                                        -----------      -----------      -----------       --------      --------
   Total Distributions ...............................         --               --              (0.09)         (0.67)         --
                                                        -----------      -----------      -----------       --------      --------
 Net Asset Value, End of Period ......................  $     22.15      $     16.11      $     16.13       $  10.99      $   9.71
                                                        ===========      ===========      ===========       ========      ========
 Total Investment Return at Net Asset Value (a)(f) ...        37.49%           (0.12)%          47.83%         20.25%        95.37%


RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) ...........  $   555,655      $   310,625      $   296,793       $ 44,665      $ 19,713
 Ratio of Expenses to Average Net Assets (a) .........         1.48%            1.62%            1.84%          2.24%         2.75%
 Ratio of Net Investment Loss to Average Net
   Assets (a) ........................................        (0.97)%          (1.40)%          (1.49)%        (1.91)%       (2.12)%
 Portfolio Turnover Rate .............................           82%              66%              33%           114%          163%

CLASS B (c)
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period ................  $     15.97      $     16.08      $     12.30
                                                        -----------      -----------      -----------
 Net Investment Loss .................................        (0.31)(b)        (0.30)(b)        (0.18)(b)

 Net Realized and Unrealized Gain on Investments .....         6.15             0.19             3.96
                                                        -----------      -----------      -----------
   Total from Investment Operations ..................         5.84            (0.11)            3.78
                                                        -----------      -----------      -----------
 Net Asset Value, End of Period ......................  $     21.81      $     15.97      $     16.08
                                                        ===========      ===========      ===========
 Total Investment Return at Net Asset Value (f) ......        36.57%           (0.68)%          30.73%(d)

RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) ...........  $   454,934      $   191,979      $   158,281
 Ratio of Expenses to Average Net Assets .............         2.20%            2.25%            2.34%*
 Ratio of Net Investment Loss to Average Net Assets ..        (1.69)%          (2.02)%          (2.03)%*
 Portfolio Turnover Rate .............................           82%              66%              33%

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       10

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                                         -------------------------------------------------------
                                                                            1995                   1994                  1993
                                                                         ----------             ----------            ----------
CLASS C (e)
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period ..........................         $    16.20             $    16.14            $    14.90
                                                                         ----------             ----------            ----------
 Net Investment Loss ...........................................              (0.09)(b)              (0.13)(b)             (0.03)(b)
 Net Realized and Unrealized Gain on Investments ...............               6.29                   0.19                  1.27
                                                                         ----------             ----------            ----------
   Total from Investment Operations ............................               6.20                   0.06                  1.24
                                                                         ----------             ----------            ----------
 Net Asset Value, End of Period ................................         $    22.40             $    16.20            $    16.14
                                                                         ==========             ==========            ==========
 Total Investment Return at Net Asset Value (f) ................              38.27%                  0.37%                 8.32%(d)

RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) .....................         $   13,701             $    7,123            $    2,838
 Ratio of Expenses to Average Net Assets .......................               1.01%                  1.11%                 1.45%*
 Ratio of Net Investment Loss to Average Net Assets ............              (0.50)%                (0.89)%               (1.35)%*
 Portfolio Turnover Rate .......................................                 82%                    66%                   33%


 * On an annualized basis.

(a) Reflects expense limitation in effect during the year ended October 31, 1991 (see Note B). As a result of such limitations, expenses of the Fund for the year ended October 31, 1991 reflects a reduction of $.002. Absent of such limitation, for the year ended October 31, 1991 the ratio of net expenses would have been 2.79%, and the ratio of net investment loss to average net assets would have been (2.16)%. Without the limitation, total investment return would be lower.
(b) On average month end shares outstanding.
(c) Class B shares commenced operations on March 1, 1993.
(d) Not annualized.
(e) Class C shares commenced operations on September 1, 1993.
(f) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: INCOME, EXPENSES AND GAINS OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE SPECIAL EQUITIES FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:COMMON STOCKS AND SHORT-TERM INVESTMENTS. COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.


SCHEDULE OF INVESTMENTS
October 31, 1995
                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----
COMMON STOCKS
APPLIANCES - HOUSEHOLD (0.44)%
  Fedders Corp. .............................          475,000      $  2,790,625
  Fedders Corp. (Class A) ...................          415,625         1,766,406
                                                                    ------------
                                                                       4,557,031
                                                                    ------------
BROADCASTING (0.44)%
  American Radio Systems Corp. (Class A)** ..          200,000*        4,500,000
                                                                    ------------
COMPUTERS -- GRAPHICS (2.82)%
  Diamond Multimedia Systems, Inc.** ........          400,000*       11,800,000
  S3, Inc.** ................................        1,000,000*       17,125,000
                                                                    ------------
                                                                      28,925,000
                                                                    ------------
COMPUTERS -- MINI/MICRO(1.63)%
  ESS Technology, Inc.** ....................          400,000*       12,000,000
  Vitesse Semiconductor Corp.** .............          400,000*        4,700,000
                                                                    ------------
                                                                      16,700,000
                                                                    ------------
COMPUTERS -- PHERIPHERAL (2.61)%
  Adaptec, Inc.** ...........................          600,000        26,700,000
                                                                    ------------
COMPUTERS -- SERVICES (15.89)%
  America Online, Inc.** ....................          650,000        52,000,000
  C-Cube Microsystems, Inc.** ...............          325,000        22,465,625
  Gandalf Technologies, Inc.** ..............          850,000*        4,834,375
  Netscape Communications Corp.** ...........          450,000*       39,600,000
  Spyglass Inc.** ...........................          180,000*        8,955,000
  Transaction Network Services, Inc.** ......           66,000*        1,518,000
  UUNET Technologies, Inc.**  ...............          550,000*       33,412,500
                                                                    ------------
                                                                     162,785,500
                                                                    ------------
COMPUTERS -- SOFTWARE (19.48)%
  Atria Software, Inc.** ....................          500,000*       17,875,000
  Cognos, Inc.** ............................          520,000*       16,575,000
  Electronics for Imaging, Inc.** ...........          400,000        32,900,000
  Harbinger Corp.** .........................          100,000*        1,400,000
  Intuit, Inc.** ............................          322,600*       23,227,200
  Macromedia, Inc.** ........................          790,000*       29,230,000
  Medic Computer Systems, Inc.** ............          192,500*       10,250,625
  Oak Technology, Inc.** ....................          500,000*       27,375,000
  Softkey International, Inc.** .............          600,000        18,900,000
  Systemsoft Corp.** ........................          300,000*        4,312,500
  Transaction Systems Architects, Inc.** ....          358,700*        9,326,200
  Wind River Systems** ......................          300,000*        8,100,000
                                                                    ------------
                                                                     199,471,525
                                                                    ------------
DIVERSIFIED OPERATIONS (0.53)%
  On Assignment, Inc.** .....................          200,000*        5,400,000
                                                                    ------------
DRUGS (1.14)%
  Dura Pharmaceuticals, Inc.** ..............          400,000*       11,700,000
                                                                    ------------
ELECTRONICS (16.49)%
  Altera Corp.** ............................          350,000        21,175,000
  Atmel Corp.** .............................          800,000        25,000,000
  Cypress Semiconductor Corp.** .............          700,000        24,675,000
  FSI International, Inc.** .................          300,000*        7,125,000
  Identix , Inc.** ..........................          337,800*        3,969,150
  Linear Technology Corp. ...................          200,000         8,750,000
  LSI Industries, Inc. ......................          300,000*        5,025,000
  Micron Technology, Inc. ...................          200,000*       14,125,000
  Novellus Systems, Inc.** ..................          450,000        30,993,750
  Ultratech Stepper, Inc.** .................          100,000*        4,000,000
  Vicor Corp.** .............................          322,000*        6,580,875
  VLSI Technology, Inc.,** ..................          254,000*        5,969,000
  Xilinx, Inc.** ............................          249,500        11,477,000
                                                                    ------------
                                                                     168,864,775
                                                                    ------------
FINANCIAL/BUSINESS SERVICES (5.98)%
  American Business Information, Inc.** .....          311,250*        5,446,875
  Credit Acceptance Corp.** .................          850,000*       19,975,000
  Physician Sales & Service, Inc.** .........          900,000*       14,625,000
  PMT Services, Inc.**+ .....................          400,000*       10,750,000
  US Order, Inc.** ..........................          700,000*       10,500,000
                                                                    ------------
                                                                      61,296,875
                                                                    ------------
HEALTHCARE (5.62)%
  Americal Oncology Resources, Inc.,** ......          277,600*        9,716,000
  Apria Healthcare Group, Inc.,**
    (formerly Abbey Healthcare
    Group, Inc.) ............................          448,000*        9,688,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     -----
HEALTHCARE (CONTINUED)
  Coventry Corp.** ........................           325,000        $ 6,378,125
  Health Management Systems, Inc.** .......           225,000          7,200,000
  Healthsource, Inc.** ....................           150,000          7,950,000
  Physician Reliance Network, Inc.** ......           500,000*        16,625,000
                                                                     -----------
                                                                      57,557,125
                                                                     -----------
INSURANCE (1.22)%
  Compdent Corp.** ........................           400,000*        12,450,000
                                                                     -----------
LEISURE & RECREATION (0.94)%
  Ride, Inc.** ............................           400,000*         9,650,000
                                                                     -----------
MEDICAL/DENTAL (2.83)%
  Gulf South Medical Supply, Inc.** .......           650,000*        13,487,500
  i-Stat Corp.** ..........................           500,000*        15,500,000
                                                                     -----------
                                                                      28,987,500
                                                                     -----------
MOTION PICTURES (0.53)%
  Regal Cinemas, Inc.,** ..................           137,600*         5,400,800
                                                                     -----------
OIL & GAS (1.08)%
  Cairn Energy USA, Inc.** ................           393,400*         4,720,800
  Pride Petroleum Services, Inc.** ........           500,000*         4,375,000
  Tetra Technologies, Inc.**  .............           150,000*         1,987,500
                                                                     -----------
                                                                      11,083,300
                                                                     -----------
PUBLISHING (0.55)%
  Desktop Data, Inc.** ....................           158,700*         5,673,525
                                                                     -----------
RETAIL (6.21)%
  CUC International, Inc.** ...............           900,000         31,162,500
  Dollar Tree Stores, Inc.**  .............           167,500*         4,522,500
  Men's Wearhouse Inc., (The)** ...........           200,000*         7,800,000
  PetSmart, Inc.** ........................           420,000         14,070,000
  Seattle Filmworks, Inc.** ...............           300,000*         6,075,000
                                                                     -----------
                                                                      63,630,000
                                                                     -----------
TELECOMMUNICATIONS (2.70)%
  DSP Communications, Inc.**  .............           400,000*        14,500,000
  EIS International, Inc.** ...............           250,000*         4,625,000
  Global Village Communication, Inc.** ....           500,000          8,500,000
                                                                     -----------
                                                                      27,625,000
                                                                     -----------
TEXTILES (2.61)%
  Tommy Hilfiger Corp.** ..................           700,000         26,687,500
                                                                     -----------
           TOTAL COMMON STOCKS
          (Cost  $631,871,804)                         (91.74)%      939,645,456
                                                      --------       -----------

                                         INTEREST    PAR VALUE          MARKET
ISSUER, DESCRIPTION                        RATE    (000'S OMITTED)      VALUE
-------------------                        ----    ---------------      -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (4.76)%
Investment in a joint repurchase
  agreement transaction with
  SBC Capital Markets Inc.
  dated 10-31-95, due 11-01-95
  (secured by U.S. Treasury Bond,
  8.750% due 05-15-17 and
  U.S. Treasury Note, 5.750%
  due 09-30-97) -- Note A .............     5.89%    $48,750        $48,750,000
                                                                  -------------
SHORT-TERM NOTES (1.78)%
Ford Motor Co., due 11-01-95 ..........     5.72       7,300          7,300,000
Merrill Lynch & Co., Inc., due 11-01-95     5.87       5,000          5,000,000
Merrill Lynch & Co., Inc., due 11-03-95     5.80       6,000          5,998,067
                                                                  -------------
                                                                     18,298,067
                                                                  -------------
CORPORATE SAVINGS ACCOUNT (0.07)%
Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 3.00% ..................                                 701,702
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS ........                (6.61)%       67,749,769
                                                       -----      -------------
             TOTAL INVESTMENTS ........               (98.35)%   $1,007,395,225
                                                     =======      =============

---------------
 * Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** Non-income producing security.
 + Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities. Investments in affiliates at October 31, 1995 were as follows:


   AFFILIATE                         COST        DIVIDEND INCOME
   ---------                         ----        ---------------
   PMT Services, Inc.             $7,786,883         ****

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund

NOTE A --
ACCOUNTING POLICIES

   John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940.

   The Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. Class Aand Class B shares of the Fund were reopened to new shareholders on February 15, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

NOTE B  --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value, and (b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Special Equities Fund

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $4,505,322. Out of this amount, $685,379 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,990,410 was paid as sales commissions to unrelated broker-dealers and $829,533 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% (4.0% on purchases made prior to January 1, 1994) of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $795,354.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

   Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.40%, 0.42% and 0.10% of the average daily net asset value of Class A, Class B and Class C shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period January 1, 1995 through October 31, 1995, Class A, Class B and Class C shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the year ended October 31, 1995 the transfer agent expense, calculated as a class specific expense was $1,045,963 for Class A, $839,318 for Class B and $9,509 for Class C, respectively.

   Messrs. Edward J. Boudreau, Jr., and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds -- Special Equities Fund

deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.


NOTE C  --
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $738,929,047 and $513,809,441, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 (including the short-term investments) for Federal income tax purposes was $698,919,871. Gross unrealized appreciation and depreciation of investments aggregated $320,647,759 and $12,874,107, respectively, resulting in net unrealized appreciation of $307,773,652.

NOTE D  --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified the accumulated net investment loss of $8,551,548 to capital paid-in. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

                  John Hancock Funds -- Special Equities Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of John Hancock Special Equities Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Special Equities Fund (the "Fund"), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Special Equities Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.

                                                      /s/ ERNST & YOUNG LLP
                                                      ---------------------

Boston, Massachusetts
December 15, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distribution of the Fund during its fiscal year ended October 31, 1995.

   The Fund has not paid any distributions of ordinary income, dividends or net long-term capital gains during the fiscal year.

                                      NOTES

                   John Hancock Funds - Special Equities Fund



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                                      NOTES

                   John Hancock Funds - Special Equities Fund



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[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                        U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                    PAID
                                                           Brockton, MA
                                                          Permit No. 582

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

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This report is for the information of shareholders of the John Hancock Special
Equities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]